Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer of Xerium Technologies, Inc. (the “Company”), does hereby certify that, to his knowledge:

1) the Company’s Form 10-K/A for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Form 10-K/A for the period ended December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Gutierrez
Thomas Gutierrez
President and Chief Executive Officer
(Principal Executive Officer)

Dated: August 23, 2007